Supplement dated August 10, 2026
to the Flexible Premium Variable Annuity
Prospectuses listed below, each dated May 1, 2026,
Issued by Integrity Life Insurance Company
through its Separate Account I

VAROOM
VAROOM II

This supplement revises the prospectuses identified above and should be read in conjunction with those prospectuses. This supplement describes name changes for certain of the Funds available as Investment Options in your variable annuity contract. Please retain this supplement for future reference.

The prospectuses are revised as of August 10, 2026 to reflect the name changes indicated below of certain of the Funds. Apart from the name changes set forth below, there are no other changes to the prospectuses.

Current Fund Name	New Fund Name
Vanguard Large-Cap Index Fund, ETF Shares	Vanguard Morningstar Large-Cap Index Fund, ETF Shares
Vanguard Mega Cap Index Fund, ETF Shares	Vanguard Morningstar Mega Cap Index Fund, ETF Shares

For more information about the Funds, including the risks of investing, refer to each Fund’s prospectus. For a prospectus, contact our offices in writing at Integrity Life Insurance Company, P.O. Box 5720, Cincinnati, Ohio 45201-5720 or call us at 1-800-325-8583.
IL-79-17129-2608    1